CCMI Equity Fund
                                 CCMI Bond Fund

                       Supplement Dated November 17, 2003
                       To Prospectus Dated October 1, 2003



Each Fund's expense ratio is currently expected to be higher than originally calculated and set forth in the Funds' prospectus. The information below has been restated to reflect current calculations of each Fund's expenses. The charts below replace the information currently found on pages 5 and 6 of the Funds' prospectus.


FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds.


                                                                         CCMI        CCMI
                                                                       Bond Fund  Equity Fund
Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of     4.50%        5.75%
offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable)1      0.00%        0.00%

Annual Fund Operating Expenses (Before Waiver/Reimbursement)2
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee                                                           0.60%        0.85%
Distribution (12b-1) Fee3                                                0.00%        0.00%
Shareholder Services Fee                                                 0.25%        0.25%
Other Expenses                                                           0.21%        0.21%
Total Annual Fund Operating Expenses                                     1.06%        1.31%


  1A 1.00%  redemption fee applies to purchases at net asset value  (investments  of $1,000,000 or more) which are redeemed within one year of purchase. See  "How To Redeem Shares."

  2Each Fund's operating expenses have been restated to reflect current fees. Although not contractually obligated to do so, the Adviser expects to waive a portion of its management fees and/or reimburse expenses as follows:
   Total Waivers/Reimbursements of Fund Expenses                         0.25%        0.28%
   Net Annual Fund Operating Expenses (after waiver/ reimbursement)      0.81%        1.03%
   The Adviser can terminate this anticipated voluntary waiver/reimbursement at any time.

  3The Bond Fund has no present intention of paying or accruing a 12b-1 fee for the fiscal year ending May 31, 2004. The Equity Fund has no Rule 12b-1 Plan.


EXAMPLE
This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses before waivers remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

    ------------------------------------------------------------------------
                                          Bond Fund             Equity Fund
    ------------------------------------------------------------------------
    1 Year                         $            560      $              711
    3 Years                        $            794      $              996
    5 Years                        $          1,046      $            1,303
    10 Years                       $          1,765      $            2,170



Effective November 17, 2003 the Funds have determined to eliminate the sales charge in additional circumstances. Accordingly, the information found on pages 14 and 15 of the Prospectus under the heading "The sales charge will be eliminated when you purchase Shares" is hereby modified to include the following:

     The sales charge will be eliminated when you purchase Shares:

     o    if you redeem shares of another mutual fund -

               1. for which you paid a sales charge when you purchased those shares, or

               2. for which you paid a contingent deferred sales charge or redemption fee upon redemption of those shares,

               provided, in each case, you invest the proceeds in Fund shares within 30 days of the redemption and the purchase is of an equal or lesser amount;

     o    through  National  Commerce  Financial   Corporation  or  any  of  its
          affiliates;


     This supplement and the Prospectus dated October 1, 2003 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information for each Fund, dated October 1, 2003, has been filed with the Securities and Exchange Commission. The Statements of Additional Information are incorporated herein by reference and can be obtained without charge by calling the Funds at 1-800-386-3111.